Exhibit 10.2

EXECUTION VERSION

AMENDMENT NO. 1 TO PLEDGE AGREEMENT

This Amendment No. 1 to Pledge Agreement (this “Amendment”), dated as of May 26, 2006, is among Transmeridian Exploration Incorporated, a Delaware corporation (“Pledgor”), The Bank of New York, in its capacity as Collateral Agent for the benefit of the Trustee and the holders of the Notes (in such capacity, the “Collateral Agent”), and The Bank of New York, in its capacity as Trustee under the Indenture (in such capacity, the “Trustee”) (collectively, the “Subject Parties”).

RECITALS

A. The Subject Parties are parties to that certain Pledge Agreement, dated as of December 12, 2005 (as heretofore amended or otherwise modified, the “Pledge Agreement”), pledging all capital stock held by Pledgor in Transmeridian Exploration Inc., an international business company incorporated under the laws of the British Virgin Islands and a wholly-owned subsidiary of Pledgor (the “Issuer”), and TMEI Operating, Inc.

B. The Issuer, Pledgor and certain guarantors named therein executed and delivered to the Trustee an indenture dated as of December 12, 2005 (the “Initial Indenture”), as amended by the First Supplemental Indenture dated as of December 22, 2005 (the “First Supplemental Indenture”), relating to the Issuer’s Senior Secured Notes due 2010 issued on December 12, 2005 in the aggregate principal amount of $250,000,000 (the “Notes”). The Initial Indenture as amended and supplemented by the First Supplemental Indenture is referred to herein as the “Original Indenture.”

C. The Subject Parties and certain guarantors named therein have entered into the Second Supplemental Indenture dated as of May 24, 2006 (the “Second Supplemental Indenture”) to amend and supplement the Original Indenture to provide for the issuance of an additional aggregate principal amount of $40,000,000 of the Issuer’s Senior Secured Notes due 2010 (the “Additional Notes”).

D. The Subject Parties have agreed to enter into this Amendment in accordance with Section 4 of the Second Supplemental Indenture to amend and modify the Pledge Agreement to reflect certain changes to the Original Indenture resulting from the effectiveness of the Second Supplemental Indenture and to make certain other amendments thereto.

NOW, THEREFORE, in consideration of the premises and the respective representations, warranties, covenants and agreements set forth in this Amendment, and intending to be legally bound, the Subject Parties hereby agree as follows:

ARTICLE 1

DEFINITIONS; CONSTRUCTION

1.1 Defined Terms. Capitalized terms that are defined in this Amendment shall have the meanings ascribed in this Amendment to such terms. All other capitalized terms shall have the meanings ascribed to such terms in the Pledge Agreement as amended by this Amendment.

1.2 Construction. Upon and after the execution of this Amendment, each reference in the Pledge Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the “Agreement” shall be a reference to the Pledge Agreement as modified hereby.

ARTICLE 2

AMENDMENTS

2.1 Amendments to the Pledge Agreement. The first paragraph in the “RECITALS” of the Pledge Agreement is hereby amended by amending and restating in its entirety to read as follows:

“WHEREAS, pursuant to that certain Indenture, dated as of December 12, 2005, by and among Transmeridian Exploration Inc., an international business company incorporated under the laws of the British Virgin Islands and a wholly-owned subsidiary of Pledgor (“Issuer”), the Trustee, Pledgor, as a guarantor, and the other guarantors party thereto (as supplemented and amended from time to time, the “Indenture”), Issuer will issue $290 million in aggregate principal amount of its Senior Secured Notes due 2010 (the “Notes”); and”.

ARTICLE 3

MISCELLANEOUS

3.1 Security Interest. Pledgor hereby confirms its pledge and grant to the Collateral Agent, for the benefit of the Trustee and the holders of the Notes and the Additional Notes, pursuant to Section 2 of the Pledge Agreement of a continuing security interest in the Pledged Collateral to secure the performance of the Secured Obligations.

3.2 No Other Amendments; Reservation of Rights; No Waiver. Other than as otherwise expressly provided herein, this Amendment shall not be deemed to operate as an amendment or waiver of, or to prejudice, any right, power, privilege or remedy of any Subject Party (in any capacity) under the Pledge Agreement, nor shall the entering into of this Amendment preclude any Subject Party from refusing to enter into any further amendments with respect to the Pledge Agreement. Other than as otherwise expressly provided herein, this Amendment shall not constitute a waiver of compliance with any covenant or other provision in the Pledge Agreement or of the occurrence or continuance of any present or future Event of Default.

3.3 Ratification and Confirmation. Except as expressly set forth in this Amendment, the terms, provisions and conditions of the Pledge Agreement are hereby ratified and confirmed and shall remain unchanged and in full force and effect without interruption or impairment of any kind.

3.4 Governing Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE SUBJECT PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES THEREOF (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

3.5 Headings. The headings of the sections and subsections hereof are provided for convenience only and shall not in any way affect the meaning, construction or interpretation of any provision of this Amendment.

3.6 Counterparts. This Amendment may be executed in counterparts, each of which where so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. It shall not be necessary in making proof of this Amendment to produce or account for more than one such counterpart. Delivery of executed counterparts of this Amendment by telecopy shall be effective as an original and shall constitute a representation that an original shall be delivered upon the request of the Collateral Agent.

3.7 Severability. If any provision of this Amendment is determined to be illegal, invalid or unenforceable, such provision shall be fully severable and the remaining provisions shall remain in full force and effect and shall be construed without giving effect to the illegal, invalid or unenforceable provisions.

3.8 Amendments; Waivers; Modifications. This Amendment and the Pledge Agreement may not be amended, waived or modified except in the manner specified for an amendment of or modification to the Pledge Agreement in Section 14 of the Pledge Agreement.

3.9 Entirety. This Amendment, the Pledge Agreement and the Indenture represent the entire agreement of the Subject Parties, and supersede all prior agreements and understandings, oral or written, if any, including any correspondence relating to this Amendment, the Pledge Agreement or the Indenture or the transactions contemplated herein and therein.

3.10 Assignment. No Subject Party may assign either this Amendment or any of its rights, interests or obligations hereunder except in the manner specified for an assignment in respect of the Pledge Agreement in Section 15 of the Pledge Agreement and any such assignment by a Subject Party in a manner other than that specified in respect of the Pledge Agreement will be deemed invalid and not binding on any other Subject Party.

3.11 Rights of Note Holders. All rights of the Collateral Agent hereunder, if not exercised by the Collateral Agent, may be exercised by the Trustee or (subject to the terms of Section 6.5 of the Indenture) the holders of the Notes.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties have executed this Amendment, or caused this Amendment to be executed by their authorized representatives, as of the date first written above.

TRANSMERIDIAN EXPLORATION INCORPORATED, a Delaware corporation

By:	/s/ Earl W. McNiel
Name:	Earl W. McNiel
Title:	Vice President and Chief Financial Officer

Signature Page to

Amendment No. 1 to Pledge Agreement

THE BANK OF NEW YORK, as Collateral Agent

By:	/s/ Luis Perez
Name:	Luis Perez
Title:	Assistant Vice President

THE BANK OF NEW YORK, as Trustee

By:	/s/ Luis Perez
Name:	Luis Perez
Title:	Assistant Vice President

Signature Page to

Amendment No. 1 to Pledge Agreement